Exhibit 99.1

Barclays Capital 2014 CEO Energy/Power Conference John Eaves President and CEO, Arch Coal, Inc.

Slide 2 Forward-Looking Information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

Arch’s Asset Portfolio

Arch is the most diversified U.S. coal producer, and the No. 2 reserve holder in the nation Slide 4 Based on 2013 10-K filing *Pro forma for the sale of the Hazard complex on 3/5/14 Powder River Basin 3,198 million tons of reserves 5+ Billion Ton Reserve Base Appalachia 430 Met/PCI 590* Thermal million tons of reserves Bituminous Thermal 1,022 million tons of reserves Arch serves customers in more than 20 countries. Our power generation business serves 159 power plants in 36 states as well as coal-based power plants on five continents, while our international coking coal platform serves steel facilities around the world.

Arch’s asset base includes a leading, low-cost Powder River Basin position with meaningful available capacity Arch has a strong position in the PRB, the nation’s largest coal supply basin Primarily 8800-Btu, low-sulfur product Available capacity to bring back volume as demand returns Expect PRB to expand domestically Pursuing export growth off West Coast Slide 5 Sources: ACI, MSHA Southern Powder River Basin (2013 production, in millions of tons)

Arch is expanding its metallurgical coal platform – and improving its coking coal quality Slide 6 Higher Quality Metallurgical Sales as a Percent of Total Metallurgical Tons (Higher quality is defined as Low-Vol/High-Vol A coal) Metallurgical Sales as a Percent of Appalachian Tons

Slide 7 Arch’s metallurgical platform is anchored by two low-cost longwalls in Appalachia Arch is reshaping its met portfolio by idling higher-cost mines and concentrating production in its best-quality, lowest-cost assets New Leer mine is helping to lower Arch’s costs and improve its met coal quality Mountain Laurel’s productivity expected to improve as it transitions to a new panel in 2H14 Ancillary production at other operations is scalable to market conditions while helping boost met quality and expanding customer base

Arch’s Bituminous Thermal segment serves diverse domestic and seaborne coal markets West Elk is a low-cost, valuable asset with a broad domestic and international customer base Viper operation is a low-cost and highly competitive mine in Illinois Arch also owns a 49% equity stake in Knight Hawk Coal*, an established producer of low-chlorine coal in the Illinois Basin Fully permitted Lost Prairie reserves represent a future organic growth opportunity in the Illinois Basin Slide 8 1,022 million tons of reserves West Elk in Colorado Viper in Illinois Knight Hawk* Lost Prairie Reserves Macoupin Reserves Carbon Basin Reserves *Results not included in segment, reserves based on 2013 10-K filing

ArchCoal
Powering the Working World.

Arch expects to play a larger role in the expanding seaborne coal trade


Seaborne coal trade
Arch's export volumes
1 billion tons
~7 million tons
2011
2012
~13 million tons
2013
~11.5 million tons
1.35 billion tons
~1.7 billion tons
~30 million tons
2020P

East Coast
- DTA port in VA
- Throughput options at other ports, such as Curtis Bay
- Arch's capacity could approach 10 million tons by 2015

Gulf Coast
- River terminals in Illinois
- Agreement with Kinder Morgan in LA and TX
- Throughput options at other ports (plus mid-streaming)

West Coast
- Developing MBT port in WA
- Agreement with Ridley in BC, Canada
- Supportive of additional throughput options at ports along West Coast

Sources: Wood Mackenzie, ACI

Slide 9

Arch’s Near-Term Focus

Arch’s cost containment and process improvement initiatives are yielding results Slide 11 Powder River Basin (costs per ton) $11.45 $11.09 $65.48 $62.36 Appalachia (costs per ton) $22.64 $19.83 Bituminous Thermal (costs per ton) $0.36 reduction per ton $3.12 reduction per ton $2.81 reduction per ton

Slide 12 Arch is reducing its capital expenditures in line with evolving coal market conditions Total Capital Expenditures (in millions) *As given on 7/29/14, inclusive of land payments $220 million reduction since 2012 Lowering capital spending by more than $100 million in 2014 with completion of Leer mine development and divestiture of Canyon Fuel Process improvement initiatives are maximizing and extending the useful life of Arch’s suite of equipment

Arch is monetizing non-core assets that don’t fit with the company’s long-term strategic growth plans Slide 13 Divestitures, including ADDCAR Systems and the Hazard Mining Complex, in the first quarter of 2014 generated $46 million for assets that were non-core to Arch’s long-term growth plans The Canyon Fuel sale, representing active operations in Utah, in August 2013 generated $423 million Transaction pulled forward multiple years of cash flow Sale saves $200+ million in future capital/costs as well as $10 million in annual administrative expense

Refinancing transactions in 2012 and 2013 bolstered liquidity, extended maturities and transformed liquidity into primarily cash Arch successfully amended terms of its existing senior secured revolving credit facility Provides additional covenant flexibility Arch has expanded access to its revolver Slide 14 Arch has built a strong liquidity position, primarily in cash, to withstand ongoing market challenges Available borrowings Cash & investments 2009 2010 2011 2012 Total Liquidity (at 12/31, in millions) $1,428 2013 $691 $1,062 $1,113 $1,382 $1,250 June 2014

Slide 15 Short-term debt Existing, unsecured bonds Term loan Second-lien notes Debt Maturity Profile (in $ millions) No long-term debt maturities until 2018 A significant portion of the company’s debt is pre-payable* Arch’s funded debt maturity profile extends to 2018 *Term loan is pre-payable 350 1,930

Arch is successfully navigating current coal markets – and is well positioned for an eventual recovery Arch’s diversified operations, balanced product portfolio, competitive cost structure and enhanced liquidity position will allow it to emerge as an even stronger player as the market recovers Slide 16 Flexible Capital Structure Current Focus Manage capital Control costs Rationalize supply Maximize value of asset base As Cycle Turns Reduce leverage Invest in the business via organic and strategic growth Maximize value of asset base

Coal Market Update

The U.S. plays a sizable and steady role in global metallurgical markets Slide 18 Sources: Wood Mackenzie, AME, Metal Expert and ACI 2013 Metallurgical Export Coal Supply (in millions of metric tonnes) Low-Vol Mid-Vol High-Vol Major Australian producers had record production levels in 2013, boosting metallurgical exports to levels not seen since 2010 The U.S. is a steady source of seaborne metallurgical coal — second only to Australia

Incremental metallurgical coal supply growth has outpaced demand growth Slide 19 Sources: Additional Seaborne Metallurgical Coal Supply (in millions of metric tonnes) Macquarie, AME, CRU and ACI ~30 ~10 ~5 Australia Canada Russia New metallurgical coal supply coming online likely peaked in 2013 Rationalization of higher-cost global metallurgical supply is under way but new, incremental supply must be absorbed by market Seaborne metallurgical prices have fallen to unsustainably low levels, making it difficult to justify ongoing and new capital investment

Slide 20 but the extended fall-off in metallurgical coal prices is stimulating global supply rationalization Benchmark Hard Coking Coal Price (in US $ per metric tonne) Sources: AME, World Steel Association and ACI Public and private production curtailment announcements in 2014 have reached 20+ million metric tonnes from Australia, Canada and the U.S. Global steel production is expected to grow 3% in 2014, which should help absorb additional incremental supply China steel production to grow 3% in 2014, a slower rate but on a larger base Growth in India and other emerging economies should help tighten markets 3Q12 3Q11 3Q13 3Q14 $315 $225 $145 $120

Slide 21 Nations around the world are building coal-based power plants to fuel electricity needs Africa Europe CIS Countries Other Asia 33 Latin America 1 China 66 71 India 12 12 3 Under construction* 198 GW 584 mm tonnes Planned by 2018 228 GW 673 mm tonnes New Coal-Fueled Generation Coming Online by 2018 Capacity under construction, in GW, from 2014-2018 Online in 2014 105 GW 310 mm tonnes Sources: ACI and Platts International *Includes capacity expected to come online in 2014 Online in 2013 133 GW 392 mm tonnes

Slide 22 The trend of increased coal imports is unmistakable and not confined to India and China Sources: ACI, McCloskey, India Coal Market Watch Data, Bloomberg, KoVor, Associated Press of Pakistan, IEA China net imports (in millions of metric tonnes) India net imports (in millions of metric tonnes) 27 165 (68) 320 Thermal Met Thermal Met Coal consumption in Southeast Asia is projected to grow by ~5% per year through 2035 – tripling to approximately 400 million tons over that time frame Various sources project that South Korea’s thermal imports could increase by 60 million tonnes or more by 2022 Japan’s coal use continues to rise; two new coal plants came online in Dec. 2013; and coal is increasingly viewed as a strategic substitute for nukes The Pakistani government has announced plans to add nearly 10 GWs of new coal-based capacity

European coal consumption remains strong despite regulatory pressures With natural gas prices significantly higher than in the U.S., Europe’s coal consumption remains high Regulatory pressures are intensifying, but declining indigenous production is expected to more than offset the impact on import demand Germany’s coal consumption reached a five-year high in 2013 Mild winter weather and growth in renewables has tempered coal burn in the region thus far in 2014 Slide 23 Sources: IEA, IHS CERA, McCloskey and ACI Coal Burn in Europe (in millions of metric tonnes) 2009 2013P

Gulf Coast 63 East Coast 86 Projected Capacity The U.S. is investing in new terminals to satisfy long-term global coal demand NS/Lamberts 29 DTA 18 CNX Marine 14 Pier IX 13 CSX/Curtis Bay 12 Ridley*** 4 Westshore*** 4 CA 3 Pacific Northwest** 30 Mobile 16 Other AL 5 U.S. Exports (in millions of tonnes) Sources: ACI, NMA, Port Terminal Presentations *Includes overland shipments to Canada/Mexico **Total capacity expected to be ~100 million tons over time ***Capacity available for U.S. sourced volumes Slide 24 Deepwater 10 IMT 15 United 10 Burnside 9 Convent 7 Mid-streaming 22 Great Lakes 6 West Coast 41 Southwest 10 Midwest 6 Southeast 21 Actual

 (in millions of tons) 2014P directional change Power generation use U.S. coal exports Industrial use Domestic metallurgical U.S. demand Domestic supply Imports U.S. supply Year-end stockpiles Slide 25 142 Arch sees improving trends in U.S. coal markets during 2014 Sources: EIA, IHS CERA and ACI Positive market trends are building in 2014: Power generation was up 2% through June U.S. coal consumption was up 4% through June U.S. coal production through June was up marginally (<1%) Even with modest growth in U.S. coal supply during 2014, additional stockpile drawdown is occurring as demand continues to grow

U.S. coal stockpiles continue to decline in 2014, reaching levels not seen since 2006 Slide 26 Sources: EIA and ACI Estimated Coal Stockpile Levels at U.S. Power Generators (in millions of tons, at December 31) 73 million ton decline from peak levels We could see a further drop in stockpiles by the end of 2014, which would bring inventories down to levels not seen since 2005 Currently projecting inventories nationwide to decline to ~50 days of supply, even with mild summer weather

The economics of coal — particularly in the PRB — are compelling in today’s natural gas market Slide 27 Sources: ACI, EIA, Ventyx PRB Parity with Natural Gas* (coal = $ per ton; gas = $ per million Btu) *Assumes transportation charge of $20 to $25 per ton; incremental non-fuel costs; and appropriate heat rate differentials for NGCC plants and coal plants. Natural Gas Powder River Basin coal remains the most cost competitive fossil fuel source in the U.S. PRB stocks could decline further due to ongoing disruptions in rail service Even at current natural gas prices, Western coals, in particular, are economic on the dispatch curve

Slide 28 Arch expects ~60 GW of coal-based generating capacity to retire by 2018 due to MATS, but the impact on coal consumption will not be as large Sources: Wood Mackenzie, SNL and ACI *Excluding Canyon Fuel Coal Consumption for Power Generation (based on 2013 data) Supply Delivered to At-Risk Plants in 2013 (per coal basin, as percent of each basin’s supply) ~ 75 million tons ~10 million tons* Coal Consumed at Surviving Plants Coal Consumed at Plants Expected to Retire Illinois Basin Coal Supplied by Arch to Plants Expected to Retire

ArchCoal
Powering the Working World.

The potential offset to expected coal plant closures is the demonstrated ability to run the surviving coal fleet at higher utilization levels

Average Coal Plant Utilization
(Capacity factors)


2007
2013
73%
100
million tons
~63%
~37%
All coal units
~260 GW surviving post 2018
~60 GW retiring by 2018

- The coal plants expected to retire are generally older, less efficient and less utilized
  - Once those plants retire, that generation will migrate elsewhere … including to surviving coal plants
- Coal fleet has run at much higher utilization rates in the past – and larger, surviving plants retrofitted with modern control technologies should be able to operate at much higher capacity factors

Sources: Ventyx, ACI

Slide 29

Slide 30 PRB coal is consumed in large, baseload plants likely to survive even if proposed GHG regulations stand up Southern Powder River Basin Coal Burn in Power Plants By Type (based on 2013 data) Western Plants With Wet Scrubbers4 Eastern Plants With Wet Scrubbers5 (Current PRB Blend >90%) Potential At-Risk PRB Burn1 36% 20% 25% Over 90% of PRB coal burn should survive intact even if proposed GHG regulations are enacted PRB coal will continue to be advantaged by quality attributes that allow customers to achieve MATS/CSAPR compliance cost effectively Less than 10% of PRB burn could be at risk due to potential coal plant closures under MATS regulations or other fuel-switching strategies We continue to expect PRB coal to compete aggressively at surviving coal plants that have the capability to run at higher capacity factors With port development in the West, PRB demand could increase meaningfully as it gains access to the growing Pacific-Rim coal market 12% Plants With Dry Scrubbers2 Unscrubbed Plants3 (>650 MW) 7% Sources: Ventyx, ACI 1 At risk due to potential coal plant closures; fuel switching; 2 Technology used in conjunction with consuming low-sulfur coal for compliance; 3 Likely to continue PRB coal use due to compliance needs and economics; 4 Likely to use PRB coal due to location, and 5 Likely to continue to use PRB coal due to economics or compliance needs

Arch is well positioned in an evolving coal market landscape Slide 31 Arch is controlling costs, containing capital spending and proactively managing liquidity Arch is executing on its strategic plans to monetize non-core assets and increase financial flexibility Arch is poised to capture upside as global coal markets recover Arch’s asset base is well positioned with a strategic focus on regions with high growth, good margins and stable cash flows: A strong PRB franchise An enhanced metallurgical coal platform A bituminous thermal segment serving both the domestic and seaborne coal trade

Barclays Capital 2014 CEO Energy/Power Conference John Eaves President and CEO, Arch Coal, Inc.